EXECUTION  COPY

                               CONSENT AND WAIVER


     CONSENT  AND  WAIVER, dated as of November 15, 1999 (this "Consent") to the
                                                                -------
Second  Amendment and Waiver, dated as of October 1, 1999 (the "Second Amendment
                                                                ----------------
and  Waiver"),  to  the  Credit  Agreement,  dated  as  of January 28, 1998, (as
-----------
amended,  supplemented  or  otherwise  modified  from  time to time, the "Credit
-------                                                                   ------
Agreement")  among  RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the
---------
"Borrower"), the several banks and other financial institutions or entities from
---------
time  to  time parties to the Credit Agreement (the "Lenders"), CHASE SECURITIES
                                                     -------
INC.,    as  advisor  and  arranger (in such capacity, the "Arranger"), CANADIAN
                                                            --------
IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE BANK OF TEXAS, NATIONAL
                 --------------------
ASSOCIATION,  as  administrative  agent  (in  such capacity, the "Administrative
                                                                  --------------
Agent").
    -


     W  I  T  N  E  S  S  E  T  H  :
     -  -  -  -  -  -  -  -  -  -


     WHEREAS,  the  Borrower  and  Lenders  are parties to the Credit Agreement;

     WHEREAS, the Borrower and Lenders have entered into the Second Amendment and Waiver, pursuant to which the Lenders have agreed to waive compliance with certain financial covenants contained in the Credit Agreement through the Waiver Termination Date (as defined in the Second Amendment and Waiver);

     WHEREAS, the Borrower entered into an understanding with the holders of the Senior Subordinated Notes on October 31, 1999, pursuant to which the Senior Subordinated Notes will be restructured, and such understanding has been documented in a letter agreement, dated as of November 1, 1999 (the "Restructuring Agreement");
            -------------

     WHEREAS, the Borrower has requested that the Lenders consent to the extension of the Waiver Termination Date from November 16, 1999 to January 31, 2000, the date by which it reasonably expects to complete the restructuring of the Senior Subordinated Notes pursuant to the Restructuring Agreement; and

WHEREAS, the Lenders are willing to consent to such requested extension of the Waiver Termination Date, but only upon the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     I.     Defined Terms. Unless otherwise defined herein, terms defined in the
            -------------
Credit  Agreement  shall  have  such  meanings  when  used  herein.

     II.     Consent.  The Lenders hereby consent to the extension of the Waiver
             -------
Termination Date (as defined in the Second Amendment and Waiver) to no later than January 31, 2000; provided, however, that such consent shall only be
                           -------- ---------
effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes; and provided further, that
                                                          -------- -------
in no event shall the Waiver Termination Date extend beyond (i) the last day of the third fiscal quarter of Fiscal Year 2000, if the Borrower does not meet the financial covenants as set forth in the Second Amendment and Waiver for the period of four fiscal quarters of the Borrower ending on the last day of the third fiscal quarter of Fiscal Year 2000, notwithstanding the fact that the Second Amendment Effective Date shall not have occurred, or (ii) the date upon which the Restructuring Agreement shall cease to be in effect (it being understood that this Consent is not conditioned upon the Control Group having advanced $10,000,000 to the Borrower (such advance being a condition to effectiveness of the Second Amendment and Waiver)).

     III.  Waiver  to  the  Credit Agreement.  The Lenders hereby waive, for the
           ---------------------------------
period from the Effective Date to and including the Waiver Termination Date only, any Default or Event of Default occurring solely due to the nonpayment of interest by the Borrower with respect to the Senior Subordinated Notes.

     IV.    General  Provisions.
            -------------------

     1.  Representations and Warranties.  On and as of the date hereof and after
         ------------------------------
giving effect to this Consent, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in paragraph 1 of Section III of the Second Amendment and Waiver mutatis mutandis, and to the extent that
                                        ------- --------
such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations  and  warranties  as  of  such  earlier  date, provided that the
                                                               --------
references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Consent.

     2.  Conditions to Effectiveness.  This Consent shall become effective as of
         ---------------------------
the date (the "Effective Date") on which the following conditions precedent have
               --------------
been  satisfied  or  waived:

     (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower and the Required Lenders; and

     (b) Each Guarantor under the Guarantee and Collateral Agreement shall have acknowledged and consented to this Consent.

4.   Continuing Effect; No Other Amendments.   This Consent shall not constitute
     --------------------------------------
a waiver, amendment or modification of any other provision of the Credit Agreement or the Second Amendment and Waiver not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly modified hereby, the provisions of the Credit Agreement and the Second Amendment and Waiver are and shall remain in full force and effect.

     5.   Expenses.  The Borrower agrees to pay and reimburse the Administrative
          --------
Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6.    Counterparts.    This  Consent  may be executed by one or more of the
           ------------
parties to this Consent on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.    GOVERNING  LAW.    THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE
           --------------
PARTIES UNDER THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE
PRINCIPLES  OF  CONFLICTS  OF  LAWS  THEREOF.



     RELIANT  BUILDING  PRODUCTS,  INC.


     By:
                                                 Name:
                                          Title:






     CHASE  BANK  OF  TEXAS,  NATIONAL
ASSOCIATION,  as  Administrative  Agent,
                              Swing  Line  Lender,  Issuing  Lender
                              and  as  a  Lender


     By:
                                     Name:
                                     Title:




     BANKBOSTON,  N.A.


     By:
                                         Name:
                                        Title:





     BALANCED  HIGH  YIELD  FUND  I
by BHF (USA) Capital Corporation acting as attorney-in-fact


     By:
                                        Name:
                                        Title:


     By:
                                        Name:
                                        Title:



     PARIBAS


     By:
                                        Name:
                                        Title:


     By:
                                        Name:
                                        Title:





     ING  HIGH  INCOME  PRINCIPAL
 .                                                    PRESERVATION FUND HOLDINGS,
LDC

     By:    ING  Capital  Advisors,  LLC
                  as  Investment  Advisor

     By:
                                        Name:
                                        Title:






     NORTHERN  LIFE  INSURANCE COMPANY

     By:    ING  Capital  Advisors,  LLC
                  as  Investment  Advisor

     By:
                                        Name:
                                        Title:




     BHF  (USA)  CAPITAL  CORPORATION


     By:
                                        Name:
                                        Title:


     By:
                                        Name:
                                        Title:




     CIBC,  INC.


     By:
                                        Name:
                                        Title:





     FLEET  BUSINESS  CREDIT CORPORATION
F/k/a  Sanwa  Business  Credit  Corporation


     By:
                                        Name:
                                        Title:




     KEY  CORPORATE  CAPITAL  INC.


     By:
                                        Name:
                                        Title:





     KZH  CYPRESSTREE-1  LLC


     By:
                                        Name:
                                        Title:



     SENIOR  DEBT  PORTFOLIO

     By:  Boston  Management  and  Research  as
                 Investment  Advisor

     By:
                                        Name:
                                        Title:





     VAN  KAMPEN  CLO  II,  LIMITED

By:  VAN  KAMPEN  MANAGEMENT INC., as
Collateral  Manager

     By:
                                        Name:
                                        Title:



VAN  KAMPEN  PRIME  RATE  INCOME  TRUST

By:    Van  Kampen  Investment  Advisory  Corp.


By:
                                             Name:
                                             Title:







                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------


     Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment and agrees and confirms, in the case of RBP Fenesco, Inc., that it is a party to the Guarantee and Collateral Agreement as a Grantor thereunder:


     RBPI  HOLDING  CORPORATION


By:
     Title:


RBP  OF  ARIZONA,  INC.


By:
     Title:


RBP  CUSTOM  GLASS,  INC.


By:
     Title:


RBP  OF  TEXAS,  INC.


By:
     Title:


RBP  TRANS,  INC.


By:
     Title:



RBP  FENESCO,  INC.


By:
     Title:


LEVAN  BUILDIERS  SUPPLY,  INCORPORATED


By:
     Title:


TIMBER  TECH,  INC.


By:
     Title:


CFA  HOLDING  COMPANY


By:
     Title:


CARE  FREE  ALUMINUM  PRODUCTS,  INC.


By:
     Title:


ULTRA  BUILDING  SYSTEMS,  INC.


By:
     Title:

ALPINE  INDUSTRIES,  INC.


By:
     Title: